Discontinued Operations	12 Months Ended
Dec. 31, 2020
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Discontinued Operations
Note 10: Discontinued Operations
Loss from discontinued operations, net of tax, was $27 million and $6 million for the years ended December 31, 2020 and December 31, 2019, respectively. The results of discontinued operations included residual expenses related to liabilities associated with businesses that were previously classified as discontinued operations. In both years, the expenses were partially offset by tax benefits of $15 million in 2020 and $31 million in 2019 related to the reversal of tax reserves no longer required due to changes in tax laws and the expiration of statutes of limitation.